UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 13, 2013

Nelnet, Inc.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68,508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Officers.

On November 13, 2013, the Board of Directors (the “Board”) of Nelnet, Inc. (the “Company”), upon the review and recommendation of the Nominating and Corporate Governance Committee of the Board, approved the separation of the roles of Chairman of the Board and Chief Executive Officer (“CEO”) for the Company, and in connection therewith, approved the appointment, effective January 1, 2014, of Michael S. Dunlap, currently Chairman of the Board and CEO of the Company, as Executive Chairman of the Board, and Jeffrey R. Noordhoek, currently President of the Company, as the new CEO.

In connection with this management transition, the Board also approved the following changes to the Company’s executive officers, also effective January 1, 2014:

•	Terry J. Heimes, currently the Company’s Chief Financial Officer (“CFO”), will be appointed Chief Operating Officer of the Company;

•	Timothy A. Tewes, currently an Executive Director of the Company and CEO of Nelnet Business Solutions, Inc., a subsidiary of the Company, will be appointed President of the Company; and

•	James D. Kruger, currently an Executive Director and Controller of the Company, will be appointed Chief Financial Officer of the Company.

Each of Messrs. Dunlap, Noordhoek, Heimes, and Tewes is a “named executive officer” for whom information about business experience, background, compensation, and other matters was provided in the Company’s definitive proxy statement for the 2013 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 10, 2013.  Mr. Kruger, age 51, has served as Executive Director and Controller of the Company since 1998.

No material plan, contract, or arrangement to which any of the above individuals is a party or in which he participates was entered into or materially amended in connection with the above changes, and there was no grant or award to any such individual or modification thereto under any such plan, contract, or arrangement in connection with such changes.

Item 7.01 Regulation FD Disclosure.

On November 14, 2013, the Company issued a press release announcing the management changes discussed under Item 5.02 above. A copy of that press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished as part of this report:

Exhibit
No.                        Description

99.1	Press Release dated November 14, 2013 - “Nelnet Appoints Mike Dunlap Executive Chairman and Jeff Noordhoek CEO”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2013                     NELNET, INC.

By:    /s/ TERRY J HEIMES
Name: Terry J. Heimes
Title: Chief Financial Officer